SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------


                           TOMMY HILFIGER U.S.A., INC.
            --------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                              22-2960611
----------------------------------------         --------------------
(STATE OF INCORPORATION OR ORGANIZATION)          (I.R.S. EMPLOYER
                                                 IDENTIFICATION NO.)

         25 WEST 39TH STREET
          NEW YORK, NEW YORK                            10018
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)
----------------------------------------         --------------------

If this form relates to the registration     If this form relates to the
of a class of securities pursuant to         registration of a class of
Section 12(b) of the Exchange Act and is     securities pursuant to Section
effective pursuant to General                12(g) of the  Exchange Act and is
Instruction A.(c), please check the          effective pursuant to General
following box. [X]                           Instruction A.(d), please check the
                                             following box.  [ ]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
RELATES: 333-48355

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

         TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED
        ---------------------             --------------------------------
         ___% NOTES DUE 2003                  NEW YORK STOCK EXCHANGE

         ___% NOTES DUE 2008                  NEW YORK STOCK EXCHANGE


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                      NONE
--------------------------------------------------------------------------------
                                (TITLE OF CLASS)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The material set forth in (a) the Section captioned "Description of the Notes and the Guarantees" in the Registrant's Prospectus Supplement dated April 24, 1998 and in the Section captioned "Description of Debt Securities and Guarantees" in the Registrant's Prospectus dated April 24, 1998, each filed with the Securities and Exchange Commission (the "Commission") on April 27, 1998 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act") (Registration Statement No. 333-48355), and (b) Article Three of the form of Indenture among the Registrant, Tommy Hilfiger Corporation and The Chase Manhattan Bank, and the related definitions, filed as Exhibit 4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-48355), filed with the Commission on April 3, 1998, are hereby incorporated herein by reference.

         The Prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act after the date hereof, including the description of the securities of the Registrant registered hereunder, is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS.

         1. Form of Indenture among the Registrant, Tommy Hilfiger Corporation and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-48355), filed with the Commission on April 3, 1998).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           TOMMY HILFIGER U.S.A., INC.



Date:  May 1, 1998                         By:  /s/ Gary I. Sheff
                                                --------------------------
                                                Name:  Gary I. Sheff
                                                Title: Vice President --
                                                            Corporate Affairs

                                  EXHIBIT LIST

         EXHIBIT NO.                      DESCRIPTION

              1. Form of Indenture among the Registrant, Tommy Hilfiger Corporation and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit
                         4.1 to Amendment No. 1 to the Registrant's
                         Registration Statement on Form S-3 (Registration No. 333-48355), filed with the Commission on April 3, 1998).